EXHIBIT 10.16
EXECUTION COPY
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
     THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September 1, 2004, is among DOLAN MEDIA COMPANY (f/k/a DMC II Company), a Delaware corporation (the “Company”), each of the investors whose name appears on Schedule I attached hereto who executes a counterpart of this Agreement (the “Initial Investors”) and each of the investors whose name appears on Schedule II attached hereto who executes a counterpart of this Agreement (the “Senior Preferred Investors” and, together with the Initial Investors, the “Investors”). Certain capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in Section 2.
RECITALS
          A. A former affiliate of the Company (“Dolan”) merged (the “Merger”) with LND Acquisition Corp. (“Merger Sub”), a Delaware corporation and wholly-owned subsidiary of Reed Elsevier, Inc., a Delaware corporation (“Parent”), pursuant to that certain Agreement and Plan of Merger, dated as of June 25, 2003, by and among Parent, Merger Sub, Dolan and the Company.
          B. In connection with the Merger, the Initial Investors contributed to the Company certain of their shares of common stock and preferred stock of Dolan in exchange for shares of common stock and preferred stock of the Company pursuant to an Exchange Agreement, dated as of June 25, 2003 (the “Exchange Agreement”).
          C. The Company granted certain registration rights to the Initial Investors pursuant to a Registration Rights Agreement, dated July 31, 2003 (the “Original Registration Rights Agreement”).
          D. The Original Registration Rights Agreement provides that the Original Registration Rights Agreement may be amended by the Company and the holder or holders of at least 60% of the Registrable Securities (as that term is defined in the Original Registration Rights Agreement).
          E. On the date hereof, pursuant to a Stock Purchase Agreement dated the date hereof among the Company and the Senior Preferred Investors (as in effect from time to time, the “Senior Purchase Agreement”), the Senior Preferred Investors will purchase an aggregate of 25,000 shares of Series C Participating Convertible Preferred Stock of the Company, par value $0.001 per share (the “Series C Preferred”), which is convertible into shares of Common Stock, Series A Preferred Stock of the Company, par value $0.001 per share (the “Series A Preferred Stock”), and Series B Preferred Stock of the Company, par value $0.001 per share (the “Series B Preferred Stock” and, together with the Series C Preferred Stock, the “Senior Preferred Stock”).
          F. The Initial Investors executing this Agreement hold not less than 60% of the Registrable Securities (as that term is defined in the Original Registration Rights Agreement).

          G. The Company, the Initial Investors and the Senior Preferred Investors desire to amend and restate the Original Registration Rights Agreement in its entirety as follows:
AGREEMENTS
     In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     1. Registration under the Securities Act, etc.
          1.1. Registration on Request.
          (a) Request. At any time subsequent to the Company’s Qualifying Public Offering of Common Stock (i) Senior Preferred Investors holding a majority (by number of shares) of the Senior Registrable Securities shall have the right to request in writing that the Company effect an underwritten registration under the Securities Act (a “Demand Registration”) of all or part of such holders’ Senior Registrable Securities and (ii) Initial Investors holding at least 35% (by number of shares) of the Initial Registrable Securities shall have the right to request in writing that the Company effect a Demand Registration of all or part of such holders’ Initial Registrable Securities; provided, however, that (x) the Company shall not be obligated to effect more than two Demand Registrations requested by the Senior Preferred Investors or more than two Demand Registrations requested by the Initial Investors under this Section 1.1(a) (other than a short-form registration on Form S-2, Form S-3 or any similar short-form registration (“Short-Form Registrations”)) and the Company need not effect a Demand Registration pursuant to this Section 1.1(a) (other than a Short-Form Registration) unless the anticipated aggregate offering price in such registration is $10,000,000 or more and (y) the Company shall not be obligated to effect more than four Short-Form Registrations requested by the Senior Preferred Investors or more than four Short-Form Registrations requested by the Initial Investors under this Section 1.1(a) and the Company need not effect a demand Short-Form Registration pursuant to this Section 1.1(a) unless the anticipated aggregate offering price in such registration is $3,000,000 or more.
          Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered, the anticipated per share price range for such offering and the intended method of disposition of such Registrable Securities). The Company will promptly give written notice of such requested registration to all other holders of Registrable Securities, which holders shall be entitled to include their Registrable Securities in such registration subject to Section 1.1(b) and Section 1.1(g). Thereupon the Company, subject to Section 1.1(g), will use its reasonable best efforts to effect the registration under the Securities Act of:
(i)	the Registrable Securities which the Company has been so requested to register by the Investors requesting such Demand Registration; and

(ii)	subject to the terms hereof, all other Registrable Securities which the Company has been requested to register by the holders thereof by written request given to the Company within 30 days after the giving of such written notice by the Company.
          (b) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to this Section 1.1, no securities other than Registrable Securities held by the Investors shall be included among the securities covered by such registration unless (i) the managing underwriter of such offering shall have advised the Investors in writing that the inclusion of such other securities would not materially adversely affect such offering and (ii) the holders of not less than 66 2/3% of the Registrable Securities held by the Investors to be covered by such registration shall have consented in writing to the inclusion of such other securities. Notwithstanding the foregoing, the Company shall be entitled to register and sell the number of shares required to pay the expenses of the offering so long as the managing underwriter of such offering shall have advised such Investors in writing that the inclusion of such shares would not materially adversely affect such offering.
          (c) Registration Statement Form. Registrations under this Section 1.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and as shall be reasonably acceptable to the Majority Initiating Holders and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration by such Investors. Notwithstanding the foregoing, after the Company has become subject to the reporting requirements of the Exchange Act, the Company will use its reasonable best efforts to make Short-Form Registrations available for the sale of Registrable Securities. The Company agrees to include in any such registration statement all information which holders of Registrable Securities being registered shall reasonably request.
          (d) Expenses. The Company will pay promptly all Registration Expenses in connection with the registration requests made pursuant to this Section 1.1.
          (e) Effective Registration Statement. A registration requested pursuant to this Section 1.1 shall not be deemed to have been effected and shall not count as a requested registration pursuant to Section 1.1(a) hereof (i) unless a registration statement with respect thereto has become effective (unless such registration statement has been withdrawn at the request of the Majority Initiating Holders, (ii) if after it has become effective, such registration is interfered with, by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not the fault of the Investors, and fewer than all of the Registrable Securities covered thereby have been sold, or (iii) if the conditions to closing specified in the selling agreement or underwriting agreement entered into in connection with such registration are not satisfied by the parties thereto other than the Investors holding Registrable Securities. Notwithstanding anything herein to the contrary, if a registration statement is withdrawn at the request of the demanding Investors in accordance with clause (i) above, but the Company’s fees incurred in connection with such registration statement are paid by such Investors, the preparation and withdrawal of the registration statement will not be counted as a demand registration by such Investors in accordance with clause (i) above.

          (f) Underwriters. The managing underwriter or underwriters of any registration effected pursuant to this Section 1.1 shall be selected by the Majority Initiating Holders (subject to the approval of the Company, which approval shall not be unreasonably withheld, within two (2) business days of notice of the prospective underwriter), and the price, terms and provisions of the offering, shall be subject to the approval of, the Majority Initiating Holders.
          (g) Apportionment In Registrations Requested. If the managing underwriter of any registration effected pursuant to Section 1.1 shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will apportion as follows: the Company will include in such registration, to the extent of the number of Registrable Securities that the Company is advised can be sold in such offering, Registrable Securities held by the Investors to be included in such registration pro rata among all holders of Registrable Securities requesting such registration on the basis of the percentage of the Registrable Securities of the Company held by such Investors that have requested that such Registrable Securities be included.
          In connection with any registration as to which the provisions of this clause (g) apply, no securities other than the Registrable Securities requested to be registered by the Investors shall be covered by such registration, and if the proration as aforesaid results in the exclusion of an amount in excess of 15% of the Registrable Securities sought to be registered by the Investors initiating such Demand Registration pursuant to Section 1.1(a)(i) or 1.1(a)(ii), the request shall not be counted for purposes of determining the number of registrations pursuant to
Section 1.1(a).
          (h) Restrictions on Requested Registrations. The Company shall not be obligated to effect any registration pursuant to Section 1.1 within 180 days after the effective date of a previous registration pursuant to Section 1.1. The Company may postpone for up to 60 days the filing or the effectiveness of a registration statement for a registration pursuant to Section 1.1(a) if the Company reasonably determines that such registration would reasonably be expected to have a material adverse effect on the Company or any of its subsidiaries or any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets or business (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided, however, that in such event, the holders of Registrable Securities initially requesting such registration shall be entitled to withdraw such request and, if such request is withdrawn, such registration shall not count as one of the permitted registrations pursuant to Section 1.1(a) and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a registration pursuant to Section 1.1(a) only once in any 12 month period. The Company will have the right to preempt any registration pursuant to Section 1.1 with a primary registration by delivering within 30 days after the Company has received a request for such registration, written notice of such intention to the holders of Registrable Securities who have requested such registration. In the ensuing primary registration, the holders of Registrable Securities will have such piggyback registration rights as are set forth in Section 1.2 hereof. Upon the Company’s preemption of a requested registration under this Section 1.1(h), such requested registration will not count as one of the registrations pursuant to Section 1.1(a).
          (i) Other Registration Rights. The Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable in to or exercisable for such securities, which would conflict or interfere in any way with the rights granted to holders of Registrable Securities under this Agreement, without the prior written consent of the holders of not less than 66-2/3% (by number of shares) of Registrable Securities held by the Investors.
          1.2. Incidental Registration.
          (a) Right to include Registrable Securities. If the Company at any time proposes to register any of its equity securities under the Securities Act (other than by a registration on Form S-4, Form S-8 or any successor or similar form and other than pursuant to a registration requested by an Investor pursuant to Section 1.1), whether or not for sale for its own account, it will at each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders’ rights under this Section 1.2. Upon the written request of any such holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, subject however, to the rights of any Investor entitled to request that such registration be effected as a registration under Section 1.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 1.2 shall relieve the Company of its obligation to effect any registration upon request under Section 1.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 1.2.
          (b) Apportionment in Incidental Registrations. If (i) a registration pursuant to this Section 1.2 involves an underwritten offering of the securities being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized national or regional standing under underwriting terms appropriate for such a transaction, and (ii) the managing underwriter of such underwritten offering shall inform the Company and the holders of the Registrable Securities requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering or that the inclusion would materially adversely affect the marketing of the securities to be sold by the Company therein, then the Company may include (i) first, all securities proposed by the Company to be sold for its own account (unless the registration is being effected pursuant to Section 1.1 of this Agreement in which case the provisions of Section 1.1(b) and Section 1.1(g) shall control) and may decrease the number of Registrable Securities and other securities of the Company, (ii) second, Registrable Securities held by the Investors requested to be included in such registration pro rata among all holders of Registrable Securities requesting such registration on the basis of the percentage of the Registrable Securities of the Company held by such Investors that have requested that such Registrable Securities be included and (iii) third, other securities requested to be included in such registration pro rata among all holders of such other securities requesting such registration on the basis of the percentage of the other securities of the Company held by such holders that have requested that such other securities be included.
          1.3. Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 1.1 and 1.2, the Company, among other things, will as expeditiously as reasonably possible:
          (a) prepare and (as promptly thereafter as practicable and in any event within 60 days after the end of the period within which requests for registration may be given to the Company) file with the Commission the requisite registration statement to effect such registration and thereafter use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Majority Initiating Holders, copies of all such documents proposed to be filed), provided, however, that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 1.2(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;
          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not to exceed nine (9) months and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;
          (c) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents (in each case including all exhibits), as such seller may reasonably request;

          (d) use its reasonable best efforts to (i) register or qualify Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, (ii) keep such registration or qualification in effect for so long as such registration statement remains in effect, and (iii) take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified, to consent to general service of process in any such jurisdiction, to register in any jurisdiction where such registration will subject the Company to state taxes or where the Company would be required to register as a dealer;
          (e) use its reasonable best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;
          (f) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller (and the underwriters, if any, including any “qualified independent underwriter”, if any) of
(i)	an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), of such matters that are customarily covered in an opinion of counsel delivered to an underwriter including that the registration is valid and effective and such other matters as such seller may reasonably request, all of which is customary in form and substance, and

(ii)	a “comfort” letter, dated the effective date of such registration statement (and if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company’s financial statements included in such registration statement, addressed to each seller (and to the underwriters, if any, or qualified independent underwriter, if any) covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants’ letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants’ letters delivered to the underwriters in underwritten public offerings of securities and such other financial matters as such seller (or the underwriters, if any, or qualified independent underwriter, if any) may reasonably request;

          (g) notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller, promptly prepare, file with the Commission and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;
          (h) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;
          (i) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;
          (j) use its reasonable best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which similar securities of the Company are then listed and, if not so listed, to be listed on the Nasdaq National Market (“Nasdaq Market”) and, if listed on the Nasdaq Market, use its reasonable best efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq “National Market System security” within the meaning of Rule 11Aa2 of the Exchange Act or, failing that, to secure Nasdaq Market authorization for such Registrable Securities and, without limiting the generality of the foregoing, to use its reasonable best efforts to arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers;
          (k) enter into such customary agreements and take such other customary actions as the holders of Registrable Securities shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, (including, without limitation, effecting a stock split or a combination of shares);
          (l) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such sellers, underwriter, attorney, accountant or agent in connection with such registration statement; and
          (m) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order.
          The Company may require each proposed seller of Registrable Securities as to which any registration is being effected to promptly furnish the Company in writing, as a condition precedent to including such holder’s Registrable Securities in any registration, with information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.
          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (g) of this Section 1.3, such holder will forthwith discontinue such holder’s disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (g) of this Section 1.3 and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such holder’s possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.
          1.4. Underwritten Offerings.
          (a) Requested Underwritten Offerings. If requested by the underwriters or a qualified independent underwriter for any offering by holders of Registrable Securities pursuant to a registration requested under Section 1.1, the Company will enter into an underwriting agreement with such underwriters, or an agreement with such qualified independent underwriter, for such offering, such agreement to be satisfactory in substance and form to the Company, which approval by the Company will not be unreasonably withheld, to the Majority Initiating Holders (provided that for purposes of this Section 1.4(a), in the case of Demand Registrations initiated pursuant to Section 1.1(a)(ii) hereof, “Majority Initiating Holders” shall mean the Initial Investors holding more than 60% (by number of shares) of the Initial Registrable Securities included in such registration). and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of such type, including, without limitation, indemnities to the effect and to the extent provided in Section 1.7. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to, or agreements with, the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder’s Registrable Securities and such holder’s intended method of distribution, any other information supplied in writing by such holder to the Company specifically for use in the registration statement and any other representation or information required by law.
          (b) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 1.2 and its securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in Section 1.2 and subject to the provisions of Section 1.2(b), arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to, or agreements with, the Company or the underwriters other than representations, warranties, or agreements regarding such holder, such holder’s Registrable Securities and such holder’s intended method of distribution, any other information supplied in writing by such holder to the Company specifically for use in the registration statement and any other representation or information required by law.
          (c) Participation in Underwritten Offerings. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, however, that no Person shall be required to furnish any information or make any representations or warranties, other than information and representations and warranties regarding such Person, such Person’s Registrable Securities and such Person’s intended method of distribution and any other information required to be supplied by law. Such Person shall agree to indemnify the underwriters and other Persons employed by, related to, or affiliated with, the underwriters in connection with such registration with respect to any representation or warranty made by such Person if so required by the underwriters provided that the indemnification obligation of such Person is pro rata with the other selling security holders of the Company selling securities in such offering (based on the aggregate number of securities being sold by such selling security holder) and is limited to the aggregate proceeds received by such Person in connection with such offering.
          1.5. Preparation: Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, the underwriters and qualified independent underwriter, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders’ and such underwriters’ respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.
          1.6. Rights of Holders of Registrable Securities. If any such registration statement refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company, then such holder shall have the right to require (a) the insertion therein of language, in form and substance reasonably satisfactory to such holder, to the effect that the holding by such holder of Registrable Securities does not necessarily make such holder a “controlling person” or an “affiliate” of the Company within the meaning of the Securities Act and is not to be construed as a recommendation by such holder of the investment quality of the Company’s debt or equity securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such holder of Registrable Securities by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder or other law, the deletion of the reference to such holder.
          1.7. Indemnification.
          (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless the holder of any Registrable Securities covered by such registration statement, its directors, officers, employees, agents and affiliates, each other Person who participated as an underwriter in the offering or sale of such securities, and such other Person, if any, who controls such holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages, expenses or liabilities, joint or several, to which such holder or any such director, officer, employee, agent, affiliate, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder, and each such director, officer, employee, agent, affiliate, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, expense, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by and through an instrument duly executed by such holder or underwriter, as the case may be, specifically stating that it is for use in the preparation thereof and, provided, further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person’s failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or underwriter or any such director, officer, agent, affiliate or controlling person of such holder or underwriter and shall survive the transfer of such securities by such holder. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company’s indemnification is unavailable for any reason.
          (b) Indemnification by the Holders. Each holder of Registrable Securities agrees, as a condition to inclusion in any registration statement, to, and hereby does, indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 1.7) the Company, its directors, officers, employees, agents and affiliates and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by and through an instrument duly executed by such holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, employee, agent, affiliate or controlling person and shall survive the transfer of such securities by such holder. Notwithstanding the provisions of this paragraph (b), the obligation to indemnify will be several, not joint and several, among such holders of Registrable Securities, and the liability of each holder will be limited to, in any event, the net amount received by such holder from the sale of Registrable Securities pursuant to such registration statement less the amount of any damages that such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission.
          (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 1.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 1.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in the reasonable opinion of counsel to such indemnified party a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party (which consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which, if an indemnified party is a party to such claim or action, does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
          (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 1.7 (with appropriate modifications) shall be given by the Company and each holder of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.
          (e) Indemnification Payments. The indemnification required by this Section 1.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.
          1.8. Adjustments Affecting Registrable Securities. The Company will not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in any registration of its securities contemplated by Section 1 or the marketability of such Registrable Securities under any such registration.
          1.9. Holdback Agreements. (a) Each of the holders of Registrable Securities agrees not to effect any public sale (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree or pursuant to registrations on Form S-4 or Form S-8, provided that each holder of Registrable Securities agrees to extend the 90-day period to a period not exceeding 180 days if reasonably requested to do so by the underwriters managing the registered public offering.
          (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten registration (except as part of such underwritten registration or pursuant to a registration on Form S-4 or Form S-8), unless the underwriters managing the registered public offering otherwise agree, and (ii) use best efforts to cause each holder of Registrable Securities and each other holder of 5% or more of its equity securities (or any securities convertible into or exchangeable for such securities,) on a fully-diluted basis purchased from the Company at any time (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.
     2. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:
          “Commission” shall mean the United States Securities and Exchange Commission or any federal agency at the time administering the Securities Act.
          “Common Stock” shall mean all shares now or hereafter authorized and designated as the Common Stock of the Company and stock of any other class with which such shares may hereafter have been exchanged or reclassified.
          “Company” shall have the meaning set forth in the Recitals.
          “Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended, and any successor statute thereto.
          “Initial Investors” and “Investors” shall have the meanings set forth in the introduction and shall include the successors and assigns of such Investors.
          “Initial Registrable Securities” shall mean the shares of Common Stock issued pursuant to the Exchange Agreement and any securities issued or issuable with respect to any such Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. Initial Registrable Securities shall cease to be Initial Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144, or (c) they shall have ceased to be outstanding. For purposes of this Agreement, a Person shall be deemed to be a holder of Initial Registrable Securities, and the Initial Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Initial Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Initial Registrable Securities hereunder.
          “Majority Initiating Holders” means, (i) in the case of a Demand Registration initiated pursuant to Section 1.1(a)(i) hereof, the Senior Preferred Investors holding a majority (by number of shares) of the Senior Registrable Securities, and (ii) in the case of a Demand

Registration initiated pursuant to Section 1.1(a)(ii) hereof, the Initial Investors holding a majority (by number of shares) of the Initial Registrable Securities.
          “Person” shall mean a corporation, an association, a partnership, a business, an individual, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.
          “Qualifying Public Offering” shall mean the first underwritten offering of the Common Stock by the Company to the general public pursuant to a registration statement filed with the Commission and effective under the Securities Act, in which securities having a price to the public of not less than $5,000,000 are sold to the public.
          “Registrable Securities” shall mean the Initial Registrable Securities and the Senior Registrable Securities.
          “Registration Expenses” shall mean all expenses incident to the Company’s performance of or compliance with its obligation to register securities under this Agreement, including, but not limited to, all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws; all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, the fees and disbursements of one counsel to represent all holders of Registrable Securities who shall be selected by in the case of a Demand Registration, the Majority Initiating Holders, and, in the case of any other registration, a majority of the Registrable Securities registered thereby, premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (including fees paid to a qualified independent underwriter) and the fees and disbursements of other Persons retained by the Company, but excluding underwriting discounts and commissions and transfer taxes, if any.
          “Rule 144” shall have the meaning set forth in Section 3 hereof.
          “Securities Act” shall mean the United States Securities Act of 1933, as amended, and any successor statute thereto.
          “Senior Preferred Investors” shall have the meaning set forth in the introduction and shall include the successors and assigns of such Investors.
          “Senior Registrable Securities” shall mean the shares of Common Stock issued upon conversion of the Series C Preferred Stock or thereafter pursuant to the Senior Purchase Agreement, and any securities issued or issuable with respect to any such Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. Senior Registrable Securities shall cease to be Senior Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144, or (c) they shall have ceased to be outstanding. For purposes of this Agreement, a Person shall be deemed to be a holder of Senior Registrable Securities, and the Senior Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Senior Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Senior Registrable Securities hereunder.
     3. Rule 144. So long as the Common Stock shall be registered pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirement of the Securities Act, the Company will timely file the reports required to be filed by it under the Exchange Act and the Securities Act (or, if after filing a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the Commission (“Rule 144”). Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with the reporting requirements of said Rule 144, the Securities Act and the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as such Person may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration.
     4. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Company and the holder or holders of (i) at least 60% of the Initial Registrable Securities, provided, that no amendment shall be effective to the extent that it does not apply equally to all holders of Initial Registrable Securities unless it is approved by all of the Initial Investors, and (ii) the holders of a majority of the Senior Registrable Securities held by Senior Preferred Investors. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 4, whether or not such Registrable Securities shall have been marked to indicate such consent.
     5. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election by written notice to the Company effective upon receipt by the Company, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner’s beneficial ownership of such Registrable Securities. Prior to receipt by the Company of written notice contemplated hereby, any action taken by any nominee shall be binding upon any such beneficial owner.
     6. Registration Rights. The Company will not grant any right of registration under the Securities Act relating to any of its shares of capital stock or other securities to any Person other than pursuant to this Agreement, unless holders of Registrable Securities shall be entitled to have included in any registration effected pursuant to Section 1.2 all Registrable Securities requested by them to be so included prior to the inclusion of any securities requested to be registered by the Persons entitled to any such other registration rights.
     7. Notices. Any notice provided for in this Agreement must be in writing and shall be deemed duly received (a) when personally delivered, (b) five (5) days after being deposited in the United States mail, registered or certified mail, return receipt requested, or (c) one (1) business day after being deposited with a reputable overnight courier service. Such notices shall be delivered to (i) the Company at Dolan Media Company, 650 Third Avenue South, Suite 1650, Minneapolis, Minnesota 55402, Attn: James Dolan, President, (ii) the Investors to the address indicated on the stock record book of the Company, or (iii) such other address or to the attention of such other Person as the recipient party shall have specified by prior written notice to the sending party.
     8. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities, subject to all the provisions herein, including those respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.
     9. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     10. Specific Performance. The parties hereto recognize and agree that money damages may be insufficient to compensate the holders of any Registrable Securities for breaches by the Company of terms hereof and, consequently, that the equitable remedy or specific performance of the terms hereof will be available in the event of any such breach.
     11. Governing Law. This Agreement is governed by the laws of the State of Delaware without regard to the conflicts of law provisions thereof.

     12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.
     13. Delivery by Facsimile. This Agreement and any amendments hereto, to the extent signed and delivered by means of a facsimile machine or other electronic transmission, shall be treated in all manner and respects and for all purposes as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto shall re-execute original forms hereof and deliver them to all other parties. No party hereto shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.
     14. Entire Agreement. This Agreement sets forth the entire understanding of the parties, and supersedes and preempts all prior oral or written understandings and agreements with respect to the subject matter hereof, including, without limitation, the Original Registration Rights Agreement, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof except in accordance with Section 4.
     15. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.
     16. No Inconsistent Agreements. The Company will not enter into any agreement which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.
[Remainder of Page Intentionally Left Blank.
Signature Pages to Follow.]

          IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

DOLAN MEDIA COMPANY

By:	/s/ James P. Dolan
Name: James P. Dolan
Its: President
[SIGNATURE PAGE TO DOLAN MEDIA COMPANY
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

Mr.
(1)	Mrs.	Signature:
	Ms.	Date:
(Print Name)

Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.	Signature:
	Ms.	Date:
(Print Name)

TYPE OF OWNERSHIP:

	Individual	Joint Tenants with Right of Survivorship

	Tenants in Common	Community Property
(check only if a resident of a Community Property State)
SIGNATURE BLOCK FOR ENTITIES

Print Name:

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

                       Partnership
                       Corporation
                       Limited Liability Company
                       Trust
                       Bank
                       Other (Please describe:                                                                                                            )
[SIGNATURE PAGE TO DOLAN MEDIA COMPANY
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

SCHEDULE I
The AB Two L.L.C
ABS Capital Partners, L.P.
ABS Employees’ Venture Fund Limited Partnership
BG Media Investors L.P.
Branco Weiss
Capital Communications CDPQ Inc.
Cherry Tree Ventures IV Limited Partnership
David J. Winton Trust
Deutsche Bank Alex Brown LLC
DMIC LLC
Evensong, L.L.C.
GS Pollei Irrevocable Trust for the Benefit of Joseph S. Pollei
GS Pollei Irrevocable Trust for the Benefit of Sara S. Pollei
GS Pollei Irrevocable Trust for the Benefit of Thomas J. Pollei
GS Pollei Irrevocable Trust for the Benefit of Mitchell J. Pollei
infoUSA, inc.
Jamestown Investments S.A.
Metcalf Family Limited Partnership
Ocean Assets LLC Florida Tangible Tax Trust
Parsnip River Company, L.P.
Pictet & Cie
Prudent A L.L.C.

The Prudential Insurance Company of America
Samuel E. Lewis, Jr. Trustee for Samuel E. Lewis, Jr. Revocable Trust dated July 21, 1997
Morgan Stanley DW Inc. C/F J. Allen Dougherty,
IRA Rollover A/C 616-031933-212
The Charles Schwab Trust Company TTEE
Schnader, Harrison, Segal & Lewis Retirement & Savings Plan
FBO Clinton A. Stuntebeck
Universal Computer Systems Inc.
USA Fund, LLLP
Vespers, L.L.C.
Von Graffenreid A.G.
Willou & Co
Jacquelyn Agee
Theodore H. Ashford
Jack L. Baylin
Stuart Bell
John Bergstrom
Patrick Boulay
Alan B. Campell
Patrick Cline
James P. Dolan
Michele A. Dolan
Craig J. Duchossois
Richard L. Duchossois

Christopher A. Eddings
James T. Farnham
Ellen D. Fleming
Robert Gilsdorf
Robert L. Gundling
Paul Hodnefield
Brian Hunt
John Kominicki
Earl L. Linehan
Brian Long
Joseph McAdams
Carolyn McLellan
Mary Melon
Peter Mio
John H. Moreton
Debra J. Nelson (Quaal)
Robert K. Packard
Norman Pearlstine
Joan A. Ray
A. Christine Robinson
Keith Rosenbaum
Benjamin Schapiro
David Mark Singletary

Donald K. Skinner
Nancy Lindberg Sloane
Mark Stodder
Ted Sutcliffe
Sara Sue Tedesco
Rob Wrubel

SCHEDULE II
ABRY Mezzanine Partners, L.P.
ABRY Investment Partners, L.P.
Caisse de Dépôt et Placement du Québec
Media Power Limited Partnership
David J. Winton Trust
DMIC LLC
Parsnip River Company, L.P.